U. S. GLOBAL LEADERS GROWTH FUND LOGO


                               Semi-Annual Report



                                December 31, 1999
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                        U. S. GLOBAL LEADERS GROWTH FUND
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January 3, 2000

Dear Fellow Long-Term Investor:

The following summarizes investment performance for our Fund as compared to the S&P 500 Index:

                                         12 MONTHS          INCEPTION 9/29/95
                                           ENDED               TO 12/31/99
                                         12/31/99              (ANNUALIZED)
                                         --------              ------------
U.S. GLOBAL LEADERS GROWTH FUND            7.88%                  25.48%
U.S. GLOBAL LEADERS (AFTER-TAX)            7.88%                  25.38%
S&P 500 Index                             21.03%                   26.33%

Market participants who have concentrated holdings in technology and internet-related shares -- despite their extraordinary high valuations and/or remote prospects for sustainable earnings growth -- are no doubt delighted with their 1999 performance results. (Although "Thanks for the Memories" may well be their consoling theme song sometime in this first year of the New Millennium.) As to the overall market, Berkshire Hathaway's Warren Buffet, Vanguard's John Bogle and Goldman Sach's Abby Cohen have recently weighed in with their assessments that future annual gains for the S&P 500 Index should average 10 percent or less rather than the better than 20 percent rate enjoyed the past five years. Those considering joining the stampede into index funds (or their look-alikes) should ponder the under-recognized fact that the S&P's current multiple is about 4 times what most market observers believe to be its sustainable earnings growth rate. This relationship EXCEEDS the 3.5 times multiple for the extremely overvalued large capitalization growth stocks back in the 1970's Nifty Fifty period.

While  disappointed  in U.S.  Global  Leaders  Growth Fund's  relatively  modest
absolute   investment   return   last   year   and  its   significant   relative
underperformance, we are greatly reassured by the EARNINGS performance and prospects for the portfolio companies themselves. We are estimating that their 1999 earnings gain on a dollar-weighted basis will approximate 20 percent. This year we believe the earnings gain should be over 20 percent as our "Global Leaders" will get a boost from improving economic conditions in emerging markets after two difficult years. In dramatically favorable contrast to the S&P, the P/E multiple of "Global Leaders" on a dollar-weighted basis divided by its sustainable earnings growth rate is only 1.5 times -- the most attractive relationship in over forty years. That is an important reason U.S. Global Leaders Growth Fund is regarded by many in the financial planning community as an ideal alternative to the S&P 500 Index as a core holding in a long-term financial plan. With both relative earnings and valuation so compellingly attractive, we believe that shareholders can be confident their patience during 1999 will be rewarded. Of course, our charter shareholders have intact annualized returns of over 25 percent, with nearly 100% tax efficiency.
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                        U. S. GLOBAL LEADERS GROWTH FUND
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Steve Leuthold,  a leading  investment  strategist and market historian recently observed that the surge in equity prices has been fueled primarily by Main Street's enthusiasm. "The public doesn't know the rules" (i.e. sustainability of earnings and valuation levels DO matter). "And if you don't know the rules, you don't play the game that way. The more you know the rules the more you have underperformed. But this too shall pass...but I don't know when!"

In 1968 the market became as grossly unbalanced as it is today. That period even had a name: "Go-Go." Investors had prospered since 1960 as a result of the dramatic advance in equity prices that accompanied the previous seven years of non-inflationary economic growth without recession. Although the Vietnam War and "The War on Poverty" were beginning to undermine the economic and monetary fundamentals, market participants tried to keep the party going by downgrading the quality of their investments in the quest for continued performance. It was as tough and "unfun" then as it is today to resist the enormous pressures to bend or abandon "the rules." Of course, those who succumbed, took a shellacking, and those that remained disciplined, eventually benefited handsomely. As Mark Twain said, "History doesn't always repeat itself, but it does have a habit of rhyming."

I  encourage   you  to   periodically   visit  the  Fund's   internet   website:
WWW.USGLOBALLEADERS.COM. The homepage for our site is a monthly update of the Fact Sheet on the Fund, which shows current holdings, recent performance and other important data. Also, there are twelve additional web pages providing a wealth of information. Shareholders can review their account holdings and transaction information as well as the daily NAV history of the Fund by selecting "View Shareholder Account Information" (the last choice on the left side of the page). Passwords are not necessary to view this information. However, the nine-digit shareholder account number (excluding the "00" sub-account) must be provided as well as the last four digits of the social security number or tax ID associated with the account.

It is said that successful investing, like success itself, is a journey, not a destination. We are gratified that you have chosen to invest with U.S. Global Leaders Growth Fund. We are committed to making it a safe and rewarding experience.

Cordially,

/s/ George M. Yeager

George M. Yeager

"PATIENCE IS THE COMPANION OF WISDOM." St. Augustine

                                       3
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                        U. S. GLOBAL LEADERS GROWTH FUND
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SCHEDULE OF INVESTMENTS
AT DECEMBER 31, 1999 (UNAUDITED)
--------------------------------------------------------------------------------
 Shares   COMMON STOCKS: 98.5%                                         Value
--------------------------------------------------------------------------------

          BEVERAGES: 4.0%
 81,700   The CocaCola Company..................................   $  4,759,025
                                                                   ------------
          BUSINESS & INFORMATION SERVICES: 4.5%
 99,900   Automatic Data Processing.............................      5,382,113
                                                                   ------------
          CONSUMER SERVICES: 3.4%
328,800   The ServiceMaster Company.............................      4,048,350
                                                                   ------------
          ENTERTAINMENT & LODGING: 4.1%
155,600   Marriott International, Inc.  Class A.................      4,911,125
                                                                   ------------
          FINANCIAL SERVICES: 4.9%
 79,300   State Street Corporation..............................      5,793,856
                                                                   ------------
          FOOD SERVICES: 9.7%
128,800   McDonald's Corporation................................      5,192,250
262,200   Starbucks Corporation*................................      6,358,350
                                                                   ------------
                                                                     11,550,600
                                                                   ------------
          FOODS: 2.5%
 36,300   Wm. Wrigley, Jr. Company..............................      3,010,631
                                                                   ------------
          HEALTH PRODUCTS: 6.5%
102,400   Abbott Laboratories...................................      3,718,400
 44,000   Johnson & Johnson.....................................      4,097,500
                                                                   ------------
                                                                      7,815,900
                                                                   ------------
          HOUSEHOLD PRODUCTS: 3.7%
 68,000   ColgatePalmolive Company..............................      4,420,000
                                                                   ------------
          INSURANCE: 5.1%
 56,943   American International Group, Inc.....................      6,156,962
                                                                   ------------
          MASS MERCHANDISING: 7.7%
133,700   WalMart Stores, Inc...................................      9,242,012
                                                                   ------------
          PHARMACEUTICALS: 9.0%
 75,600   Merck & Co., Inc......................................      5,069,925
176,400   Pfizer, Inc...........................................      5,721,975
                                                                   ------------
                                                                     10,791,900
                                                                   ------------
See accompanying Notes to Financial Statements.

                                       4
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                        U. S. GLOBAL LEADERS GROWTH FUND
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SCHEDULE OF INVESTMENTS
AT DECEMBER 31, 1999 (UNAUDITED), CONTINUED
--------------------------------------------------------------------------------
Shares                                                                 Value
--------------------------------------------------------------------------------

          SPECIALTY RETAIL: 25.6%
339,925   Staples, Inc.*........................................    $ 7,053,444
170,700   The Home Depot, Inc...................................     11,703,619
132,800   Tiffany & Co..........................................     11,852,400
                                                                   ------------
                                                                     30,609,463
                                                                   ------------
          TOILETRIES: 2.7%
 78,792   The Gillette Company..................................      3,245,245
                                                                   ------------
          TECHNOLOGY PRODUCTS  DIRECT
             SALES & SERVICES: 5.1%
120,400   Dell Computer Corporation*............................      6,140,400
                                                                   ------------
          Total Investment in Securities
          (cost $73,767,528)+: 98.5%............................    117,877,582
          Other Assets less Liabilities: 1.5%...................      1,855,362
                                                                   ------------
          TOTAL NET ASSETS: 100.0% .............................   $119,732,944
                                                                   ============

*    Non-income producing security.

+ At December 31, 1999, the basis of investments for federal income tax purposes was the same as their cost for financial reporting purposes. Gross unrealized appreciation and depreciation were as follows:

            Gross unrealized appreciation.......................   $ 46,107,852
            Gross unrealized depreciation.......................     (1,997,798)
                                                                   ------------
                  Net unrealized appreciation...................   $ 44,110,054
                                                                   ============

See accompanying Notes to Financial Statements.

                                       5
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                        U. S. GLOBAL LEADERS GROWTH FUND
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STATEMENT OF ASSETS AND LIABILITIES
AT DECEMBER 31, 1999 (UNAUDITED)


ASSETS
 Investment in securities,
    at value (cost $73,767,528) .............................    $ 117,877,582
 Receivables:
    Securities sold .........................................        3,266,434
    Fund shares sold ........................................          983,043
    Dividends ...............................................           68,406
 Prepaid expenses ...........................................           13,110
                                                                 -------------
       Total assets .........................................      122,208,575
                                                                 -------------
LIABILITIES
 Payables:
  Fund shares redeemed ......................................          926,818
  Funds advanced by custodian ...............................        1,422,556
  Advisory fees .............................................          100,827
  Administration fee ........................................            1,911
 Accrued expenses ...........................................           23,519
                                                                 -------------
       Total liabilities ....................................        2,475,631
                                                                 -------------

NET ASSETS ..................................................    $ 119,732,944
                                                                 =============
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE
 PER SHARE ($119,732,944/4,605,536 shares
 outstanding; unlimited number of shares
 authorized without par value) ..............................    $       26.00
                                                                 =============
COMPONENTS OF NET ASSETS
 Paidin capital .............................................    $  78,909,381
 Undistributed net investment income ........................            5,231
 Accumulated net realized loss on investments ...............       (3,291,722)
 Net unrealized appreciation on investments .................       44,110,054
                                                                 -------------
    Net assets ..............................................    $ 119,732,944
                                                                 =============

See accompanying Notes to Financial Statements.

                                       6
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                        U. S. GLOBAL LEADERS GROWTH FUND
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STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED DECEMBER 31, 1999 (UNAUDITED)
--------------------------------------------------------------------------------

INVESTMENT INCOME
 Income
  Dividends .................................................     $   731,135
  Interest ..................................................          32,113
                                                                  -----------
     Total income ...........................................         763,248
                                                                  -----------
 Eenses
  Advisory fees .............................................         585,080
  Administration fees .......................................          87,068
  Fund accounting fees ......................................          20,338
  Custody fees ..............................................          17,080
  Registration fees .........................................          10,081
  Transfer agent fees .......................................           9,307
  Audit fees ................................................           8,873
  Trustee fees ..............................................           8,630
  Reports to shareholders ...................................           6,138
  Legal fees ................................................           2,090
  Insurance .................................................           1,104
  Miscellaneous .............................................           2,228
                                                                  -----------
     Total expenses .........................................         758,017
                                                                  -----------

        NET INVESTMENT INCOME ...............................           5,231
                                                                  -----------
REALIZED AND UNREALIZED GAIN
 (LOSS) ON INVESTMENTS
 Net realized loss from investments .........................      (1,203,550)
 Net change in unrealized appreciation
   on investments ...........................................       2,251,830
                                                                  -----------

    Net realized and unrealized gain on investments .........       1,048,280
                                                                  -----------
      NET INCREASE IN NET ASSETS RESULTING
       FROM OPERATIONS ......................................     $ 1,053,511
                                                                  ===========

See accompanying Notes to Financial Statements.

                                       7
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                        U. S. GLOBAL LEADERS GROWTH FUND
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STATEMENT OF CHANGES IN NET ASSETS

                                                   Six Months          Year
                                                      Ended            Ended
                                               December 31, 1999#  June 30, 1999
                                               ------------------  -------------
INCREASE IN NET ASSETS FROM:
OPERATIONS
 Net investment income (loss) ................   $       5,231    $    (674,473)
 Net realized loss from investments ..........      (1,203,550)      (1,563,910)
 Net change in unrealized
  appreciation on investments ................       2,251,830       16,808,184
                                                 -------------    -------------
    NET INCREASE IN NET ASSETS
      RESULTING FROM OPERATIONS ..............       1,053,511       14,569,801
                                                 -------------    -------------

CAPITAL SHARE TRANSACTIONS
 Net increase (decrease) in net
  assets derived from net change
  in outstanding shares (a) ..................     (10,273,159)      24,966,391
                                                 -------------    -------------
    TOTAL INCREASE (DECREASE) IN
      NET ASSETS .............................      (9,219,648)      39,536,192

NET ASSETS
Beginning of period ..........................     128,952,592       89,416,400
                                                 -------------    -------------
END OF PERIOD ................................   $ 119,732,944    $ 128,952,592
                                                 =============    =============

(a) A summary of capital share transactions is as follows:

                               Six Months Ended              Year Ended
                              December 31, 1999#            June 30, 1999
                             Shares        Value         Shares        Value
                             ------        -----         ------        -----
Shares sold ..........       799,568   $ 19,320,575    1,580,614   $ 37,133,193
Shares
  redeemed ...........    (1,222,018)   (29,593,734)    (553,186)   (12,166,802)
                          ----------   ------------    ---------   ------------
Net increase
  (decrease) .........      (422,450)  $(10,273,159)   1,027,428   $ 24,966,391
                          ==========   ============    =========   ============

# Unaudited.

See accompanying Notes to Financial Statements.

                                       8
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                        U. S. GLOBAL LEADERS GROWTH FUND
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FINANCIAL HIGHLIGHTS
FOR A CAPITAL SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                     Six Months          Year Ended June 30,    Sept. 29, 1995*
                                       Ended        -------------------------       through
                                   Dec. 31, 1999#    1999      1998      1997    June 30, 1996
                                   --------------    ----      ----      ----    -------------
Net asset value,
 beginning of period ...............   $25.65       $22.35    $16.29    $12.08       $10.00
                                       ------       ------    ------    ------       ------
Income from investment
 operations:
  Net investment
   income (loss) ...................     0.00        (0.13)    (0.07)    (0.04)        0.01
  Net realized and
   unrealized gain
   on investments ..................     0.35         3.43      6.13      4.39         2.08
                                       ------       ------    ------    ------       ------
Total from investment
 operations ........................     0.35         3.30      6.06      4.35         2.09
                                       ------       ------    ------    ------       ------
Less distributions:
 From net investment
  income ...........................     0.00         0.00      0.00      0.00        (0.01)
 From net realized
  gains ............................     0.00         0.00      0.00     (0.14)        0.00
                                       ------       ------    ------    ------       ------
Total distributions ................     0.00         0.00      0.00     (0.14)       (0.01)
                                       ------       ------    ------    ------       ------
Net asset value,
 end of period .....................   $26.00       $25.65    $22.35    $16.29       $12.08
                                       ======       ======    ======    ======       ======

Total return .......................     1.36%       14.77%    37.20%    36.29%       20.83%

Ratios/supplemental data:
 Net assets, end of
  period (millions) ................   $119.7       $129.0    $ 89.4    $ 26.9       $  9.0

Ratio of expenses to average
 net assets:
 Before expense waiver and
  reimbursement ....................     1.30%+       1.31%     1.43%     1.87%        2.55%+
 After expense waiver and
  reimbursement ....................     1.30%+       1.31%     1.42%     1.48%        1.48%+

Ratio of net investment income
 (loss) to average net assets:
 Before expense waiver and
  reimbursement ....................     0.01%+      (0.66)%   (0.67)%   (0.79)%      (1.08)%+
 After expense waiver and
  reimbursement ....................     0.01%+      (0.66)%   (0.66)%   (0.39)%      (0.01)%+

Portfolio turnover rate ............    16.19%       14.27%     4.02%    21.49%        4.91%

* Commencement of operations.
# Unaudited.
+ Annualized.

See accompanying Notes to Financial Statements.

                                       9
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                        U. S. GLOBAL LEADERS GROWTH FUND
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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
--------------------------------------------------------------------------------

NOTE 1 - ORGANIZATION

     The U.S. Global Leaders Growth Fund (the "Fund") is a non-diversified series of shares of beneficial interest of Professionally Managed Portfolios (the "Trust") which is registered under the Investment Company Act of 1940 (the "1940 Act") as an open-end management investment company. The Fund began operations on September 29, 1995. The investment objective of the Fund is to seek growth of capital. The Fund seeks to achieve its objective by investing in sustainable growth companies with a global reach.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

     The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with generally accepted accounting principles.

     A. SECURITY VALUATION. Investments in securities traded on a national securities exchange or Nasdaq are valued at the last reported sale price at the close of regular trading on the last business day of the reporting period; securities traded on an exchange or Nasdaq for which there have been no sales and other over-the-counter securities are valued at the last reported bid price. Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith by the Board of Trustees. Short-term investments are stated at cost which, when combined with accrued interest, approximates market value.

     B. FEDERAL INCOME TAXES. The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

     C. SECURITY TRANSACTIONS, DIVIDEND INCOME AND DISTRIBUTIONS. Security transactions are accounted for on the trade date. The cost of securities sold is determined on an identified cost basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

     D. USE OF ESTIMATES. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

                                       10
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                        U. S. GLOBAL LEADERS GROWTH FUND
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NOTES TO FINANCIAL STATEMENTS (UNAUDITED),
CONTINUED
--------------------------------------------------------------------------------

NOTE 3 - COMMITMENTS AND OTHER RELATED PARTY TRANSACTIONS

     For the six months ended December 31,1999, Yeager, Wood & Marshall, Inc. (the "Advisor") provided the Fund with investment management services under an Investment Advisory Agreement. The Advisor furnished all investment advice, office space, facilities and most of the personnel needed by the Fund. As compensation for its services, the Advisor was entitled to a monthly fee at the annual rate of 1.00% based upon the average daily net assets of the Fund. For the six months ended December 31, 1999, the Fund incurred $585,080 in advisory fees.

     The Fund is responsible for its own operating expenses. However, the Advisor has agreed to limit the Fund's total expenses to not more than 1.39% of average net assets. Any such reductions made by the Advisor in its fees or payments or reimbursement of expenses which are the Fund's obligation are subject to reimbursement by the Fund within three years, provided the Fund is able to effect such reimbursement and remain in compliance with any applicable expense limitations then in effect. While under certain circumstances the Advisor has the right to seek recoupment of expenses they have reimbursed to the Fund, the Advisor has agreed not to seek recoupment of the expenses waived for the Fund.

     Investment Company Administration, L.L.C. (the "Administrator") acts as the Fund's Administrator under an Administration Agreement. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the trustees; monitors the activities of the Fund's custodian, transfer agent and accountants; coordinates the preparation and payment of Fund expenses and reviews the Fund's expense accruals. For its services, the Administrator receives a monthly fee at the following annual rate:

         Under $15 million      -    $30,000
         $15 to $50 million     -    0.20% of average daily net assets
         $50 to $80 million     -    0.15% of average daily net assets
         $80 to $100 million    -    0.10% of average daily net assets
         Over $100 million      -    0.05% of average daily net assets

     For the six months ended December 31, 1999, the Fund incurred $87,068 in administration fees.

     First Fund Distributors, Inc. (the "Distributor") acts as the Fund's principal underwriter in a continuous public offering of the Fund's shares. The Distributor is an affiliate of the Administrator.

                                       11
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                        U. S. GLOBAL LEADERS GROWTH FUND
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NOTES TO FINANCIAL STATEMENTS (UNAUDITED),
CONTINUED
--------------------------------------------------------------------------------

         Certain officers and trustees of the Trust are also officers and/or directors of the Administrator and the Distributor.

NOTE 4 - PURCHASES AND SALES OF SECURITIES

     The cost of purchases and the proceeds from the sale of securities for the six months ended December 31, 1999, other than short-term investments, were $18,867,037 and $30,220,866, respectively.

NOTE 5 - FEDERAL INCOME TAXES

     As of December 31, 1999, the Fund had available for federal income tax purposes $2,088,172 of unused capital loss carryforwards of which $524,262 will expire in 2006 and $1,563,910 will expire in 2007.

                                     ADVISOR

                      Yeager, Wood & Marshall, Incorporated
                                630 Fifth Avenue
                            New York, New York 10111
                                 (212) 765-5350

                                   DISTRIBUTOR

                          First Fund Distributors, Inc.
                      4455 East Camelback Road, Suite 261E
                             Phoenix, Arizona 85018

                                    CUSTODIAN

                     Firstar Institutional Custody Services
                                425 Walnut Street
                             Cincinnati, Ohio 45202

                                  TRANSFER AND
                                    DIVIDEND
                                DISBURSING AGENT

                          American Data Services, Inc.
                                  P.O. Box 5536
                         Hauppauge, New York 11788-0132

                                    AUDITORS

                                Ernst & Young LLP
                            725 South Figueroa Street
                          Los Angeles, California 90017

                                  LEGAL COUNSEL

                     Paul, Hastings, Janofsky & Walker, LLP
                        345 California Street, 29th Floor
                         San Francisco, California 94104

This report is intended for the shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.

Past performance results shown in this report should not be considered a representation of future performance. Share price and returns will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are dated and are subject to change.